ABSC 2004-HE9
Credit Suisse First Boston
2,005 records
Balance: 488,207,991

Selection Criteria: ARM LOANS
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
25,001 - 50,000	33	$1,470,565.00	0.30%	591	79.30%	8.357%	73.13%	30.78%
50,001 - 75,000	76	4,872,336.00	1.00	598	82.36	8.244	86.78	35.32
75,001 - 100,000	135	12,085,416.00	2.48	612	81.03	7.498	93.45	38.39
100,001 - 125,000	176	19,991,455.00	4.09	619	82.07	7.355	91.43	40.08
125,001 - 150,000	167	23,118,463.00	4.73	615	81.55	7.304	96.41	38.93
150,001 - 175,000	151	24,600,230.00	5.04	621	81.19	7.189	89.41	40.93
175,001 - 200,000	180	33,861,612.00	6.94	623	80.44	6.927	95.52	40.08
200,001 - 250,000	285	64,060,679.00	13.12	631	80.79	6.908	94.23	40.75
250,001 - 300,000	235	64,433,004.00	13.20	629	80.93	6.962	96.15	41.67
300,001 - 400,000	305	105,525,680.00	21.61	644	82.55	6.822	93.60	41.15
400,001 - 500,000	160	71,270,352.00	14.60	644	81.93	6.846	93.10	40.44
500,001 - 600,000	58	31,703,536.00	6.49	640	81.39	6.666	93.20	41.23
600,001 - 700,000	30	19,685,110.00	4.03	638	82.91	6.869	86.28	39.07
700,001 >=	14	11,582,500.00	2.37	638	75.57	6.580	83.56	37.70
Total:	2,005	$488,260,938.00	100.00%	633	81.46%	6.947%	93.22%	40.51%

Mimimum Original Balance: 36,000.00
Maximum Original Balance: 1,104,000.00
Average Original Balance: 243,521.66

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
25,001 - 50,000	33	$1,470,156.50	0.30%	591	79.30%	8.357%	73.13%	30.78%
50,001 - 75,000	76	4,871,711.02	1.00	598	82.36	8.244	86.78	35.32
75,001 - 100,000	135	12,084,619.78	2.48	612	81.03	7.498	93.45	38.39
100,001 - 125,000	177	20,112,562.94	4.12	618	82.01	7.356	91.48	40.13
125,001 - 150,000	166	22,986,934.27	4.71	616	81.60	7.303	96.39	38.89
150,001 - 175,000	151	24,597,102.52	5.04	621	81.19	7.189	89.41	40.93
175,001 - 200,000	180	33,858,475.00	6.94	623	80.44	6.927	95.52	40.08
200,001 - 250,000	285	64,055,342.17	13.12	631	80.79	6.908	94.23	40.75
250,001 - 300,000	235	64,426,892.59	13.20	629	80.93	6.962	96.15	41.67
300,001 - 400,000	305	105,514,582.52	21.61	644	82.55	6.822	93.60	41.15
400,001 - 500,000	160	71,263,807.42	14.60	644	81.93	6.846	93.10	40.44
500,001 - 600,000	58	31,701,369.91	6.49	640	81.39	6.666	93.20	41.23
600,001 - 700,000	30	19,684,072.93	4.03	638	82.91	6.869	86.28	39.07
700,001 >=	14	11,580,361.50	2.37	638	75.57	6.580	83.56	37.70
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Mimimum Remaining Balance: 35,970.75
Maximum Remaining Balance: 1,104,000.00
Average Remaining Balance: 243,495.26

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 500	6	$871,100.77	0.18%	500	76.15%	8.461%	100.00%	38.57%
501 - 525	110	21,501,741.63	4.40	515	76.31	8.256	97.23	41.71
526 - 550	120	24,621,050.75	5.04	536	78.52	7.900	94.86	41.24
551 - 575	193	43,240,103.14	8.86	563	82.45	7.450	96.80	40.83
576 - 600	265	61,372,571.98	12.57	589	81.03	7.109	95.52	40.44
601 - 625	290	67,580,073.65	13.84	613	81.69	6.872	96.70	41.69
626 - 650	306	75,333,104.35	15.43	638	82.36	6.892	93.44	39.95
651 - 675	289	73,481,559.56	15.05	663	82.11	6.696	91.89	41.16
676 - 700	171	48,490,054.33	9.93	686	82.17	6.535	90.65	38.97
701 - 725	127	36,936,024.00	7.57	711	81.98	6.368	84.48	39.59
726 - 750	68	17,054,899.97	3.49	736	81.74	6.408	90.87	40.44
751 - 775	45	12,717,206.94	2.60	762	80.26	6.567	87.87	38.13
776 - 800	14	4,856,500.00	0.99	785	80.60	6.650	87.54	41.52
801 - 825	1	152,000.00	0.03	803	80.00	6.500	100.00	28.00
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Minimum FICO: 500
Maximum FICO: 803
WA FICO: 633

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
240.001 - 300.000	1	$118,400.00	0.02%	629	80.00%	6.125%	100.00%	55.00%
300.001 - 360.000	2,004	488,089,591.07	99.98	633	81.46	6.947	93.22	40.51
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Minimum Original Term: 300
Maximum Original Term: 360
WA Original Term: 360

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
181 - 348	1	$118,400.00	0.02%	629	80.00%	6.125%	100.00%	55.00%
349 - 360	2,004	488,089,591.07	99.98	633	81.46	6.947	93.22	40.51
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Minimum Remaining Term: 298
Maximum Remaining Term: 359
WA Remaining Term: 358

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family Detached	1,482	$348,260,626.01	71.33%	630	81.12%	6.950%	94.70%	40.34%
PUD SF Detached	181	54,392,970.61	11.14	629	82.43	6.993	90.74	41.31
Condominium	193	47,598,155.61	9.75	649	82.43	6.733	88.25	40.53
Duplex	68	19,693,198.74	4.03	645	82.02	7.165	91.91	42.31
PUD Project Attached	47	10,245,597.78	2.10	653	82.23	7.010	91.64	40.11
Triplex	11	3,229,565.00	0.66	637	79.58	7.183	76.82	36.95
Single family 4 unit	9	3,070,573.00	0.63	662	84.91	7.185	73.02	40.68
Manufactured Housing	14	1,717,304.32	0.35	618	77.30	7.115	100.00	38.06
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	1,866	$455,107,148.41	93.22%	631	81.30%	6.920%	100.00%	40.71%
Investment Property	93	19,268,929.47	3.95	650	83.71	7.553	0.00	35.20
Second Home	46	13,831,913.19	2.83	676	83.46	6.991	0.00	41.34
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	975	$236,054,625.87	48.35%	662	81.87%	6.779%	91.86%	40.46%
Refinance - Cash Out	762	190,986,941.78	39.12	608	81.21	7.114	93.65	40.59
Refinance - Rate/Term	268	61,166,423.42	12.53	601	80.63	7.074	97.10	40.42
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 50.000	24	$4,074,899.64	0.83%	593	40.63%	6.649%	89.35%	33.06%
50.001 - 60.000	29	6,066,623.23	1.24	579	55.58	7.421	96.62	37.90
60.001 - 70.000	98	25,305,348.30	5.18	581	67.46	7.026	92.93	38.36
70.001 - 80.000	1,192	296,446,241.13	60.72	649	79.29	6.708	95.52	40.65
80.001 - 90.000	456	108,509,435.84	22.23	607	87.45	7.250	88.40	41.07
90.001 - 100.000	206	47,805,442.93	9.79	633	95.45	7.665	89.98	40.44
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Minimum Original Loan-to-Value Ratio: 20.80
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 81.46

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	864	$266,075,264.21	54.50%	641	80.28%	6.653%	94.03%	40.40%
New York	83	24,850,407.34	5.09	631	82.23	7.017	96.46	40.60
Illinois	98	19,864,769.07	4.07	623	84.62	7.348	98.53	43.16
Maryland	91	19,653,382.75	4.03	620	83.01	7.194	97.51	40.81
Florida	102	18,329,217.24	3.75	630	83.37	7.287	86.34	40.06
New Jersey	71	17,556,637.39	3.60	622	80.84	6.948	84.07	41.18
Texas	101	17,009,698.99	3.48	640	81.84	7.420	88.96	38.39
Virginia	74	16,416,280.55	3.36	626	82.11	7.198	96.30	43.02
Nevada	38	9,211,947.53	1.89	644	81.50	7.225	81.27	39.50
Other	483	79,240,386.00	16.23	614	83.45	7.488	92.37	40.11
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Total Number Of States Represented:: 45

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Full Documentation	976	$210,864,304.84	43.19%	616	82.22%	6.905%	94.91%	41.28%
Streamlined-Stated (PITI Verified)	452	118,250,306.00	24.22	678	80.85	6.961	96.36	41.00
Stated Documentation	289	78,857,379.46	16.15	620	78.13	7.075	90.04	38.95
Limited Documentation	147	40,009,141.79	8.20	620	84.15	7.045	84.96	40.30
Lite Documentation	72	20,704,999.30	4.24	631	81.86	6.698	95.37	37.70
Full Alternative Documentation	69	19,521,859.68	4.00	627	84.32	6.867	83.48	38.89
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 5.000	10	$2,898,732.00	0.59%	706	78.43%	4.985%	100.00%	33.88%
5.001 - 5.500	64	19,333,715.26	3.96	688	80.62	5.403	99.49	40.59
5.501 - 6.000	229	64,168,049.66	13.14	662	79.72	5.869	94.52	39.17
6.001 - 6.500	349	97,769,640.83	20.03	649	79.97	6.359	95.03	41.38
6.501 - 7.000	450	118,103,415.15	24.19	640	81.19	6.830	95.07	40.86
7.001 - 7.500	308	68,016,423.51	13.93	625	80.86	7.304	91.95	40.21
7.501 - 8.000	279	60,807,443.31	12.46	606	84.32	7.794	88.71	41.16
8.001 - 8.500	143	27,450,138.72	5.62	589	84.28	8.304	90.22	38.26
8.501 - 9.000	109	19,709,098.13	4.04	575	86.10	8.802	88.53	41.19
9.001 - 9.500	37	6,228,230.66	1.28	559	83.31	9.328	80.56	41.87
9.501 - 10.000	15	2,413,118.84	0.49	529	80.17	9.797	98.02	42.23
10.001 - 10.500	9	902,605.00	0.18	558	89.08	10.323	100.00	39.29
10.501 - 11.000	2	147,380.00	0.03	563	79.49	10.665	100.00	43.42
11.001 - 11.500	1	260,000.00	0.05	538	65.00	11.375	0.00	21.00
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Minimum Rate: 4.875
Maximum Rate: 11.375
WA Rate: 6.947

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
10.001 - 10.500	1	$345,600.00	0.07%	635	80.00%	7.500%	100.00%	33.00%
11.001 - 11.500	10	2,898,732.00	0.59	706	78.43	4.985	100.00	33.88
11.501 - 12.000	66	19,785,360.91	4.05	688	80.82	5.411	99.50	40.68
12.001 - 12.500	228	63,924,404.01	13.09	661	79.65	5.872	94.50	39.17
12.501 - 13.000	351	98,703,878.81	20.22	648	80.03	6.366	94.90	41.30
13.001 - 13.500	448	116,042,353.71	23.77	640	81.16	6.832	95.12	40.96
13.501 - 14.000	309	68,769,867.97	14.09	626	80.94	7.301	91.76	40.04
14.001 - 14.500	276	60,798,562.27	12.45	605	84.22	7.789	89.03	41.24
14.501 - 15.000	144	27,237,221.02	5.58	589	84.06	8.304	90.14	38.48
15.001 - 15.500	106	19,503,958.67	4.00	576	86.30	8.795	88.41	41.03
15.501 - 16.000	39	6,474,947.86	1.33	561	83.71	9.304	81.30	41.76
16.001 - 16.500	15	2,413,118.84	0.49	529	80.17	9.797	98.02	42.23
16.501 - 17.000	9	902,605.00	0.18	558	89.08	10.323	100.00	39.29
17.001 - 17.500	2	147,380.00	0.03	563	79.49	10.665	100.00	43.42
17.501 - 18.000	1	260,000.00	0.05	538	65.00	11.375	0.00	21.00
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Minimum Maximum Rate: 10.500
Maximum Maximum Rate: 17.875
WA Maximum Rate: 13.444

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0.501 - 1.000	2	$439,200.00	0.09%	689	80.00%	6.324%	100.00%	56.34%
4.001 - 4.500	7	2,242,400.00	0.46	693	77.97	5.595	100.00	31.89
4.501 - 5.000	145	39,395,171.85	8.07	659	79.99	6.259	98.82	40.87
5.001 - 5.500	291	80,549,793.09	16.50	642	78.80	6.363	96.34	39.91
5.501 - 6.000	455	116,918,397.96	23.95	652	80.35	6.641	93.35	41.11
6.001 - 6.500	425	106,371,874.92	21.79	625	81.26	6.969	94.75	40.93
6.501 - 7.000	327	75,091,177.25	15.38	618	83.42	7.397	91.10	39.36
7.001 - 7.500	162	33,875,960.75	6.94	614	84.64	7.785	86.52	40.94
7.501 - 8.000	161	29,822,903.57	6.11	597	86.87	8.357	83.26	40.34
8.001 - 8.500	12	1,517,308.66	0.31	564	90.71	8.947	96.92	44.60
8.501 - 9.000	12	1,444,398.02	0.30	593	78.49	8.500	97.20	42.49
9.001 - 9.500	3	302,180.00	0.06	576	87.57	8.898	100.00	39.30
9.501 - 10.000	3	237,225.00	0.05	555	90.38	10.334	100.00	35.95
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Minimum Gross Margin: 1.000
Maximum Gross Margin: 9.990
WA Gross Margin: 6.1518

15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2005-02	2	$410,796.73	0.08%	587	84.42%	7.355%	52.66%	45.01%
2005-03	2	467,678.46	0.10	695	89.18	7.073	16.36	40.35
2005-04	1	176,400.00	0.04	622	80.00	6.625	100.00	38.00
2006-04	1	139,507.82	0.03	616	100.00	8.750	100.00	43.00
2006-05	3	504,987.07	0.10	611	79.91	7.162	100.00	35.80
2006-06	2	566,537.08	0.12	603	90.95	7.955	100.00	30.71
2006-07	18	5,176,963.90	1.06	633	83.68	6.902	97.02	44.30
2006-08	84	20,560,023.89	4.21	609	83.00	7.215	83.89	42.54
2006-09	465	105,188,521.78	21.55	624	82.39	7.099	93.69	41.45
2006-10	1,281	319,181,140.00	65.38	638	80.98	6.898	93.48	40.23
2006-11	2	824,000.00	0.17	619	80.00	6.882	100.00	41.12
2007-06	2	313,312.58	0.06	582	94.27	8.438	100.00	49.29
2007-07	4	587,249.77	0.12	627	88.45	7.648	100.00	29.02
2007-08	3	617,003.86	0.13	576	87.75	7.894	100.00	45.94
2007-09	20	4,734,004.98	0.97	613	83.28	7.185	90.37	37.53
2007-10	51	11,239,767.00	2.30	613	80.72	6.892	95.97	41.08
2009-07	2	461,913.50	0.09	607	84.29	7.061	100.00	49.35
2009-08	3	675,728.47	0.14	644	82.94	6.312	100.00	38.98
2009-09	14	3,499,955.18	0.72	626	79.97	6.785	100.00	34.80
2009-10	45	12,882,499.00	2.64	659	80.79	6.358	94.71	37.50
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	572	$140,691,774.16	28.82%	633	82.49%	7.232%	89.95%	40.65%
1 - 6	1	120,000.00	0.02	517	75.00	8.375	100.00	23.00
7 - 12	57	18,556,742.21	3.80	636	80.14	6.810	87.79	40.31
13 - 24	1,257	301,465,762.51	61.75	632	81.01	6.848	94.81	40.55
25 - 36	118	27,373,712.19	5.61	647	82.00	6.666	96.23	39.56
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2/28 ARM	1,527	$351,256,486.62	71.95%	621	81.63%	7.139%	92.18%	41.17%
2/28 ARM IO	329	100,885,194.92	20.66	677	80.81	6.343	96.56	38.82
3/27 ARM	80	17,491,338.19	3.58	612	82.16	7.060	94.81	40.03
5/25 ARM	39	9,313,546.15	1.91	626	82.19	6.786	96.29	39.56
5/25 ARM IO	25	8,206,550.00	1.68	679	79.23	6.090	95.91	34.80
6 Month Libor	5	1,054,875.19	0.22	641	85.79	7.108	44.48	41.77
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	473	$116,642,618.59	23.89%	623	82.04%	6.828%	96.63%	40.95%
AA	823	219,187,370.05	44.90	685	81.91	6.607	90.01	40.10
A-	227	50,798,269.65	10.41	596	81.04	7.066	93.42	40.39
B	249	50,568,055.99	10.36	535	77.75	7.955	96.77	40.75
B+	211	46,259,288.70	9.48	569	83.14	7.502	96.16	41.12
C	22	4,752,388.09	0.97	557	73.74	8.173	89.35	41.35
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
First Lien	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%
Total:	2,005	$488,207,991.07	100.00%	633	81.46%	6.947%	93.22%	40.51%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 26, 2004 12:50

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